Note 7 - Commitments and Contingencies	6 Months Ended
Jun. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

7. Commitments and Contingencies

(a)	There are no material legal proceedings to which the Company is a party or to which any of its properties are subject, other than routine litigation incidental to the Company’s business. In the opinion of the management, the disposition of these lawsuits should not have a material impact on the unaudited condensed consolidated results of operations, financial position and cash flows.

(b)	There is no future minimum long-term time charter revenue based on non-cancelable time charter contracts as of June 30, 2015.

(c)	As of June 30, 2015, the Company had under construction four bulk carriers with a total contracted amount remaining to be paid of $95.61 million with $11.26 million payable in 2015 and $84.35 million in 2016.